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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 31, 2007

SUPPORTSAVE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-143901
(State or other jurisdiction of incorporation)	(Commission File No.)

2820 W. Maple Road
Suite 341
Troy, Michigan
(Address of principal executive offices and Zip Code)

(248) 430-4300
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

     On October 31, 2007, we completed the sale of 554,759 restricted shares of common stock to 83 persons and raised $61,444.45. The sales were made pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933. All of the sales were made to non-US persons and all of the transactions took place outside the United States of America.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 6th day of November, 2007.

SUPPORTSAVE SOLUTIONS, INC.

BY:	CHRISTOPHER JOHNS
Christopher Johns, President and Principal
Executive Officer